                                                                    EXHIBIT 99.1
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        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,

         ON FEBRUARY 10, 2000 UNLESS EXTENDED (THE "EXPIRATION DATE").

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                             LETTER OF TRANSMITTAL

                               OFFER TO EXCHANGE

                9.375% SENIOR SERIAL REDEEMABLE NOTES DUE 2009,
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
                          FOR ANY AND ALL OUTSTANDING
                 9.375% SENIOR SERIAL REDEEMABLE NOTES DUE 2009
                                       OF

                          NEXTEL COMMUNICATIONS, INC.

                                  Deliver to:
                 HARRIS TRUST AND SAVINGS BANK, EXCHANGE AGENT


 By Registered or Certified        By Hand or Overnight        Facsimile Transmission Number:
            Mail:                        Delivery:
  Harris Trust and Savings     Harris Trust and Savings Bank  (For Eligible Institutions Only)
  c/o Harris Trust Company       c/o Harris Trust Company              (212) 701-7636
         of New York                    of New York             Confirm Receipt of Facsimile
     Wall Street Station              88 Pine Street                   by Telephone:
        P.O. Box 1010                   19th Floor                     (212) 701-7624
   New York, NY 10268-1010          New York, NY 10005


     Your delivery of this letter of transmittal will not be valid unless you deliver it to one of the addresses, or transmit it to the facsimile number, set forth above. Please carefully read this entire document, including the instructions, before completing this letter of transmittal. DO NOT DELIVER THIS LETTER OF TRANSMITTAL TO NEXTEL.


     By completing this letter of transmittal, you acknowledge that you have received and reviewed Nextel's prospectus dated January 7, 2000 and this letter of transmittal, which together constitute the "Exchange Offer." This letter of transmittal and the prospectus have been delivered to you in connection with Nextel's offer to exchange $1,000 in principal amount of its 9.375% Senior Serial Redeemable Notes due 2009, which have been registered under the Securities Act (the "Exchange Notes") for each $1,000 in principal amount of its outstanding 9.375% Senior Serial Redeemable Notes due 2009 (the "Outstanding Notes"). $2,000,000,000 in principal amount of the Outstanding Notes are currently issued and outstanding.


     This letter of transmittal is to be completed by a Holder (this term is defined below) of Outstanding Notes if:

          (1) the Holder is delivering certificates for Outstanding Notes with this document, or

          (2) the tender of certificates for Outstanding Notes will be made by book-entry transfer to the account maintained by Harris Trust and Savings Bank, the exchange agent for these notes, at The Depository Trust Company ("DTC") according to the procedures described in the prospectus under the heading "V.F. The Exchange Offer -- Procedures for Tendering." Please note that delivery of documents required by this letter of transmittal to DTC does not constitute delivery to the exchange agent.

     You must tender your Outstanding Notes according to the guaranteed delivery procedures described in this document if:

          (1) your Outstanding Notes are not immediately available;

          (2) you cannot deliver your Outstanding Notes, this letter of transmittal and all required documents to the exchange agent before on or before the Expiration Date; or

          (3) you are unable to obtain confirmation of a book-entry tender of your Outstanding Notes into the exchange agent's account at DTC on or before the Expiration Date.

     More complete information about guaranteed delivery procedures is contained in the prospectus under the heading "V.H. The Exchange Offer -- Guaranteed Delivery Procedures." You should also read Instruction 1 to determine whether or not this section applies to you.

     As used in this letter of transmittal, the term "Holder" means (1) any person in whose name Outstanding Notes are registered on the books of Nextel,
(2) any other person who has obtained a properly executed bond power from the registered Holder or (3) any person whose Outstanding Notes are held of record by DTC who desires to deliver such notes by book-entry transfer at DTC. You should use this letter of transmittal to indicate whether or not you would like to participate in the Exchange Offer. If you decide to tender your Outstanding Notes, you must complete this entire letter of transmittal.

     YOU MUST FOLLOW THE INSTRUCTIONS IN THIS LETTER OF TRANSMITTAL -- PLEASE READ THIS ENTIRE DOCUMENT CAREFULLY. IF YOU HAVE QUESTIONS OR NEED HELP, OR IF YOU WOULD LIKE ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL, YOU SHOULD CONTACT THE EXCHANGE AGENT AT (212) 701-7624 OR AT ITS ADDRESS SET FORTH ABOVE.

     Please describe your Outstanding Notes below.

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                                     DESCRIPTION OF OUTSTANDING NOTES
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                                                         AGGREGATE PRINCIPAL
NAME(S) AND ADDRESSES(ES)                                     AMOUNT OF
 OF REGISTERED HOLDER(S)                                  OUTSTANDING NOTES           PRINCIPAL AMOUNT
   (PLEASE COMPLETE, IF                                     REPRESENTED BY             OF OUTSTANDING
          BLANK)             CERTIFICATE NUMBER(S)          CERTIFICATE(S)            NOTES TENDERED*
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                           --------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------

                                                      TOTAL
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* You will be deemed to have tendered the entire principal amount of Outstanding Notes represented in the column labeled "Aggregate Principal Amount of Outstanding Notes Represented by Certificate(s)" unless you indicate otherwise in the column labeled "Principal Amount of Outstanding Notes Tendered."

     If you need more space, list the certificate numbers and principal amount of Outstanding Notes on a separate schedule, sign the schedule and attach it to this letter of transmittal.

[ ] CHECK HERE IF YOU HAVE ENCLOSED OUTSTANDING NOTES WITH THIS LETTER OF
    TRANSMITTAL.

[ ] CHECK HERE IF YOU WILL BE TENDERING OUTSTANDING NOTES BY BOOK-ENTRY TRANSFER
    MADE TO THE EXCHANGE AGENT'S ACCOUNT AT DTC.

     COMPLETE THE FOLLOWING ONLY IF YOU ARE AN ELIGIBLE INSTITUTION (THIS TERM IS DEFINED BELOW):

Name of Tendering Institution:
                               -------------------------------------------------

Account Number:
                ----------------------------------------------------------------

Transaction Code Number:
                         -------------------------------------------------------

[ ] CHECK HERE IF YOU ARE DELIVERING TENDERED OUTSTANDING NOTES THROUGH A NOTICE
    OF GUARANTEED DELIVERY AND HAVE ENCLOSED THAT NOTICE WITH THIS LETTER OF TRANSMITTAL

COMPLETE THE FOLLOWING ONLY IF YOU ARE AN ELIGIBLE INSTITUTION:

Name(s) of Registered Holder(s) of Outstanding Notes:
                                                      --------------------------

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Date of Execution of Notice of Guaranteed Delivery:
                                                    ----------------------------

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Window Ticket Number (if available):
                                     -------------------------------------------

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Name of Institution that Guaranteed Delivery:
                                              ----------------------------------

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Account Number (if delivered by book-entry transfer):
                                                      --------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)
  Complete this section ONLY if: (1) certificates for untendered Outstanding Notes are to be issued in the name of someone other than you; (2) certificates for Exchange Notes issued in exchange for tendered and accepted Outstanding Notes are to be issued in the name of someone other than you; or (3) Outstanding Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC.

Issue Certificate(s) to:

Name
     ---------------------------------------------------------------------------
                                    (PLEASE PRINT)

Address
        ------------------------------------------------------------------------

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--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

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              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                   (PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9)

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

  Complete this section ONLY if certificates for untendered Outstanding Notes, or Exchange Notes issued in exchange for tendered and accepted Outstanding Notes are to be sent to someone other than you, or to you at an address other than the address shown above.

Mail and deliver Certificate(s) to:

Name
     ---------------------------------------------------------------------------
                                    (PLEASE PRINT)

Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

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Ladies and Gentlemen:

     According to the terms and conditions of the Exchange Offer, I hereby tender to Nextel the principal amount of Outstanding Notes indicated above. At the time these notes are accepted by Nextel, and exchanged for the same principal amount of Exchange Notes, I will sell, assign, and transfer to Nextel all right, title and interest in and to the Outstanding Notes I have tendered. I am aware that the exchange agent also acts as the agent of Nextel. By executing this document, I irrevocably appoint the exchange agent as my agent and attorney-in-fact for the tendered Outstanding Notes with full power of substitution to:

          1. deliver certificates for the Outstanding Notes, or transfer ownership of the Outstanding Notes on the account books maintained by DTC, to Nextel and deliver all accompanying evidences of transfer and authenticity to Nextel, and

          2. present the Outstanding Notes for transfer on the books of Nextel, receive all benefits and exercise all rights of beneficial ownership of these Outstanding Notes, according to the terms of the Exchange Offer. The power of attorney granted in this paragraph is irrevocable and coupled with an interest.

     I represent and warrant that I have full power and authority to tender, sell, assign, and transfer the Outstanding Notes that I am tendering. I represent and warrant that Nextel will acquire good and unencumbered title to the Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and that the Outstanding Notes will not be subject to any adverse claim at the time Nextel acquires them. I further represent that:

          1. any Exchange Notes I will acquire in exchange for the Outstanding Notes I have tendered will be acquired in the ordinary course of business;

          2. I have not engaged in, do not intend to engage in, and have no arrangement with any person to engage in, a distribution of any Exchange Notes issued to me; and

          3. I am not an "affiliate" (as defined in Rule 405 under the Securities Act) of Nextel.

     I understand that the Exchange Offer is being made in reliance on interpretations contained in letters issued to third parties by the staff of the Securities and Exchange Commission ("Commission"). These letters provide that the Exchange Notes issued in exchange for the Outstanding Notes in the Exchange Offer may be offered for resale, resold, and otherwise transferred by a Holder of Exchange Notes, unless that person is an "affiliate" of Nextel within the meaning of Rule 405 under the Securities Act, without compliance with the registration and prospectus delivery provisions of the Securities Act. The Exchange Notes must be acquired in the ordinary course of the Holder's business and the Holder must not be engaging in, must not intend to engage in, and must not have any arrangement or understanding with any person to participate in, a distribution of the Exchange Notes.

     If I am a broker-dealer that will receive Exchange Notes for my own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities (a "Participating Broker-Dealer"), I acknowledge that I will deliver a prospectus in connection with any resale of the Exchange Notes. However, by this acknowledgment and by delivering a prospectus, I will not be deemed to admit that I am an "underwriter" within the meaning of the Securities Act. If I am a Participating Broker-Dealer, I will, on a weekly basis during the 90-day period following the Expiration Date, or any longer period required if use of the prospectus has been suspended by Nextel, contact counsel to the Initial Purchasers of the Outstanding Notes at (212) 848-7293 to confirm the availability of the prospectus for delivery in connection with resales.

     Upon request, I will execute and deliver any additional documents deemed by the exchange agent or Nextel to be necessary or desirable to complete the assignment, transfer, and purchase of the Outstanding Notes I have tendered.

     I understand that Nextel will be deemed to have accepted validly tendered Outstanding Notes when Nextel gives oral or written notice of acceptance to the exchange agent.

     If, for any reason, any tendered Outstanding Notes are not accepted for exchange in the Exchange Offer, certificates for those unaccepted Outstanding Notes will be returned to me without charge at the address shown below or at a different address if one is listed under "Special Delivery Instructions." Any unaccepted Outstanding Notes which had been tendered by book-entry transfer will be credited to an account at DTC, as soon as reasonably possible after the Expiration Date.

     All authority granted or agreed to be granted by this letter of transmittal will survive my death, incapacity or, if I am a corporation or institution, my dissolution and every obligation under this letter of transmittal is binding upon my heirs, personal representatives, successors, and assigns.

     I understand that tenders of Outstanding Notes according to the procedures described in the prospectus under the heading "V.F. The Exchange
Offer -- Procedures for Tendering" and in the instructions included in this document constitute a binding agreement between myself and Nextel subject to the terms and conditions of the Exchange Offer.


     Unless I have described other instructions in this letter of transmittal under the section "Special Issuance Instructions," please issue the certificates representing Exchange Notes issued in exchange for my tendered and accepted Outstanding Notes in my name, and issue any replacement certificates for Outstanding Notes not tendered or not exchanged in my name. Similarly, unless I have instructed otherwise under the section "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for tendered and accepted Outstanding Notes and any certificates for Outstanding Notes that were not tendered or not exchanged, as well as any accompanying documents, to me at the address shown below my signature. If the "Special Issuance Instructions" and/or "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for my tendered and accepted Outstanding Notes in the name(s) of, and/or return any Outstanding Notes that were not tendered or exchanged and send such certificates to, the person(s) so indicated. I understand that if Nextel does not accept any of the tendered Outstanding Notes for exchange, Nextel has no obligation to transfer any Outstanding Notes from the name of the registered Holder(s) according to my instructions in the "Special Issuance Instructions" and "Special Delivery Instructions" sections of this document.

                        PLEASE SIGN HERE WHETHER OR NOT
             OUTSTANDING NOTES ARE BEING PHYSICALLY TENDERED HEREBY

------------------------------------------------  ------------------------------------------------
                                                  (Date)

------------------------------------------------  ------------------------------------------------
Signature(s) of Registered Holder(s)              (Date)
or Authorized Signatory

Area Code and Telephone Number(s):
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Tax Identification or Social Security Number(s):
--------------------------------------------------------------------------------------------------

     The above lines must be signed by the registered Holder(s) of Outstanding Notes as their name(s) appear(s) on the certificate for the Outstanding Notes or by person(s) authorized to become registered Holders(s) by a properly completed bond power from the registered Holder(s). A copy of the completed bond power must be delivered with this letter of transmittal. If any Outstanding Notes tendered through this letter of transmittal are held of record by two or more joint Holders, then all such Holders must sign this letter of transmittal. If the signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (1) state his or her full title below and (2) unless waived by Nextel, submit evidence satisfactory to Nextel of such person's authority to act on behalf of the Holder. See Instruction 4 for more information about completing this letter of transmittal.

Name(s):
           ------------------------------------------------------------

           ------------------------------------------------------------
                                  (Please Print)
Capacity:
           ------------------------------------------------------------
Address:
           ------------------------------------------------------------

           ------------------------------------------------------------
                                (Include Zip Code)

           Signature(s) Guaranteed by an Eligible Institution, if required by Instruction 4:

           ------------------------------------------------------------
                              (Authorized Signature)

           ------------------------------------------------------------
                                     (Title)

           ------------------------------------------------------------
                                  (Name of Firm)

Dated:
------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW.

                  PAYER'S NAME:  HARRIS TRUST AND SAVINGS BANK

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                                  PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT     ----------------------------
  SUBSTITUTE                      AND CERTIFY BY SIGNING AND DATING BELOW.                   SOCIAL SECURITY NUMBER
   FORM W-9
                                                                                                       OR
                                                                                          ----------------------------
                                                                                         EMPLOYER IDENTIFICATION NUMBER
                                ----------------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY
  INTERNAL REVENUE SERVICE        PART 2 -- CERTIFICATION -- UNDER PENALTIES OF                     PART 3 --
                                  PERJURY, I CERTIFY THAT:                                      AWAITING TIN [ ]
                                  (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TIN
                                      (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME)
                                      AND
                                  (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE
                                      (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I
                                      HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE
                                      SERVICE ("IRS") THAT I AM SUBJECT TO BACKUP
                                      WITHHOLDING AS A RESULT OF FAILURE TO REPORT ALL
                                      INTEREST OR DIVIDENDS, OR (C) THE IRS HAS
                                      NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP
                                      WITHHOLDING.
                                ----------------------------------------------------------------------------------------

                                     CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2) IN THE BOX ABOVE IF YOU
  PAYER'S REQUEST FOR                HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING
  TAXPAYER IDENTIFICATION            BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.
  NUMBER ("TIN")
  CERTIFICATION                      SIGNATURE __________  DATE __________
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NOTE: IF YOU DO NOT COMPLETE AND RETURN THIS FORM YOU MAY BE SUBJECT TO BACKUP
      WITHHOLDING OF 31% OF PAYMENTS MADE TO YOU UNDER THIS EXCHANGE OFFER. FOR MORE INFORMATION, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

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                                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND
     EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE
     APPROPRIATE INTERNAL REVENUE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (B) I INTEND TO MAIL OR
     DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION
     NUMBER WITHIN SIXTY (60) DAYS, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I
     PROVIDE A NUMBER.

     -------------------------------------------------------------------  ------------------------------
                                  Signature                                               Date
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                                  INSTRUCTIONS
                    PART OF THE TERMS AND CONDITIONS OF THE
                                 EXCHANGE OFFER


     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OUTSTANDING NOTES. The tendered Outstanding Notes or a confirmation of book-entry delivery, as well as a properly completed and a manually signed executed copy or facsimile of this letter of transmittal and any other required documents must be received by the exchange agent at its address listed on the cover of this document before 5:00 p.m., New York City time, on the Expiration Date. YOU ARE RESPONSIBLE FOR THE DELIVERY OF THE OUTSTANDING NOTES, THIS LETTER OF TRANSMITTAL AND ALL REQUIRED DOCUMENTS TO THE EXCHANGE AGENT. EXCEPT UNDER THE LIMITED CIRCUMSTANCES DESCRIBED BELOW, THE DELIVERY OF THESE DOCUMENTS WILL BE CONSIDERED TO HAVE BEEN MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. WHILE THE METHOD OF DELIVERY IS AT YOUR RISK AND CHOICE, NEXTEL RECOMMENDS THAT YOU USE AN OVERNIGHT OR HAND DELIVERY SERVICE RATHER THAN REGULAR MAIL. YOU SHOULD SEND YOUR DOCUMENTS WELL BEFORE THE EXPIRATION DATE TO ENSURE RECEIPT BY THE EXCHANGE AGENT. YOU MAY REQUEST THAT YOUR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR NOMINEE DELIVER YOUR OUTSTANDING NOTES, THIS LETTER OF TRANSMITTAL AND ALL REQUIRED DOCUMENTS TO THE EXCHANGE AGENT. DO NOT SEND YOUR OUTSTANDING NOTES TO NEXTEL.


     If you wish to tender your Outstanding Notes, but:

          (a) your Outstanding Notes are not immediately available;

          (b) you cannot deliver your Outstanding Notes, this letter of transmittal and all required documents to the exchange agent before the Expiration Date; or

          (c) you are unable to complete the book-entry tender procedure before the Expiration Date,

you must tender your Outstanding Notes according to the guaranteed delivery procedure. A summary of this procedure follows, but you should read the section in the prospectus titled "V.H. The Exchange Offer -- Guaranteed Delivery Procedures" for more complete information. As used in this letter of transmittal, an "Eligible Institution" is any participant in a Recognized Signature Guarantee Medallion Program within the meaning of Rule 17Ad-15 of the Exchange Act.

     For a tender made through the guaranteed delivery procedure to be valid, the exchange agent must receive a properly completed and executed Notice of Guaranteed Delivery or a facsimile of that notice before 5:00 p.m., New York City time, on the Expiration Date. The Notice of Guaranteed Delivery must be delivered by an Eligible Institution and must:

          (a) state your name and address;

          (b) list the certificate numbers and principal amounts of the Outstanding Notes being tendered;

          (c) state that tender of your Outstanding Notes is being made through the Notice of Guaranteed Delivery; and


          (d) guarantee that this letter of transmittal, or a manually signed facsimile of it, or an Agent's Message, in the case of a book-entry transfer, the certificates representing the Outstanding Notes, or a confirmation of DTC book-entry transfer, and all other required documents will be deposited with the exchange agent by the Eligible Institution within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.



     The exchange agent must receive your Outstanding Notes certificates, or a confirmation of DTC book entry, in proper form for transfer, this letter of transmittal and all required documents within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery or your tender will be invalid and may not be accepted for exchange.


     Nextel has the sole right to decide any questions about the validity, form, eligibility, time of receipt, acceptance or withdrawal of tendered Outstanding Notes, and its decision will be final and binding. Nextel's interpretation of the terms and conditions of the Exchange Offer, including the instructions contained in this letter of transmittal and in the prospectus under the heading "V.E. The Exchange Offer -- Conditions," will be final and binding on all parties.

     Nextel has the absolute right to reject any or all of the tendered Outstanding Notes if

          (1) the Outstanding Notes are not properly tendered or

          (2) in the opinion of counsel, the acceptance of those Outstanding Notes would be unlawful.

     Nextel may also decide to waive any conditions, defects, or invalidity of tender of Outstanding Notes and accept such Outstanding Notes for exchange. Any defect or invalidity in the tender of Outstanding Notes that is not waived by Nextel must be cured within the period of time set by Nextel.

     It is your responsibility to identify and cure any defect or invalidity in the tender of your Outstanding Notes. Tender of your Outstanding Notes will not be considered to have been made until any defect is cured or waived. Neither Nextel, the exchange agent nor any other person is required to notify you that your tender was invalid or defective, and no one will be liable for any failure to notify you of such a defect or invalidity in your tender of Outstanding Notes. As soon as reasonably possible after the Expiration Date, the exchange agent will return to the Holder any Outstanding Notes that were invalidly tendered if the defect of invalidity has not been cured or waived.

     2. TENDER BY HOLDER. You must be a Holder of Outstanding Notes in order to participate in the Exchange Offer. If you are a beneficial holder of Outstanding Notes who wishes to tender, but you are not the registered Holder, you must arrange with the registered Holder to execute and deliver this letter of transmittal on his, her or its behalf. Before completing and executing this letter of transmittal and delivering the registered Holder's Outstanding Notes, you must either make appropriate arrangements to register ownership of the Outstanding Notes in your name, or obtain a properly executed bond power from the registered Holder. The transfer of registered ownership of Outstanding Notes may take a long period of time.

     3. PARTIAL TENDERS. If you are tendering less than the entire principal amount of Outstanding Notes represented by a certificate, you should fill in the principal amount you are tendering in the last column of the box entitled "Description of Outstanding Notes." The entire principal amount of Outstanding Notes listed on the certificate delivered to the exchange agent will be deemed to have been tendered unless you fill in the appropriate box. If the entire principal amount of all Outstanding Notes is not tendered, a certificate will be issued for the principal amount of those untendered Outstanding Notes not tendered.

     Unless a different address is provided in the appropriate box on this letter of transmittal, certificate(s) representing Exchange Notes issued in exchange for any tendered and accepted Outstanding Notes will be sent to the registered Holder at his or her registered address, promptly after the Outstanding Notes are accepted for exchange. In the case of Outstanding Notes tendered by book-entry transfer, any untendered Outstanding Notes and any Exchange Notes issued in exchange for tendered and accepted Outstanding Notes will be credited to accounts at DTC.

     4. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     - If you are the registered Holder of the Outstanding Notes tendered with this document, and are signing this letter of transmittal, your signature must match exactly with the name(s) written on the face of the Outstanding Notes. There can be no alteration, enlargement, or change in your signature in any manner. If certificates representing the Exchange Notes, or certificates issued to replace any Outstanding Notes you have not tendered are to be issued to you as the registered Holder, do not endorse any tendered Outstanding Notes, and do not provide a separate bond power.

     - If you are not the registered Holder, or if Exchange Note or any replacement Outstanding Note certificates will be issued to someone other than you, you must either properly endorse the Outstanding Notes you have tendered or deliver with this letter of transmittal a properly completed separate bond power. Please note that the signatures on any endorsement or bond power must be guaranteed by an Eligible Institution.

     - If you are signing this letter of transmittal but are not the registered Holder(s) of any Outstanding Notes listed on this document under the "Description of The Exchange Notes," the Outstanding Notes tendered must be endorsed or accompanied by appropriate bond powers, in each case signed in the name of the registered Holder(s) exactly as it appears on the Outstanding Notes. Please note that the signatures on any endorsement or bond power must be guaranteed by an Eligible Institution.

     - If this letter of transmittal, any Outstanding Notes tendered or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, that person must indicate their title or capacity when signing. Unless waived by Nextel, evidence satisfactory to Nextel of that person's authority to act must be submitted with this letter of transmittal. Please note that the signatures on any endorsement or bond power must be guaranteed by an Eligible Institution.

     - ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNLESS ONE OF THE FOLLOWING SITUATIONS APPLY:


      - If this letter of transmittal is signed by the registered Holder(s) of the Outstanding Notes tendered with this letter of transmittal and such Holder(s) has not completed the box titled "Special Issuance Instructions" or the box titled "Special Delivery Instructions;" or


      - If the Outstanding Notes are tendered for the account of an Eligible Institution.


     5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If different from the name and address of the person signing this letter of transmittal, you should indicate, in the applicable box or boxes, the name and address where Outstanding Notes issued in replacement for any untendered or tendered but unaccepted Outstanding Notes should be issued or sent. If replacement notes for Outstanding Notes are to be issued in a different name, you must indicate the taxpayer identification or social security number of the person named.


     6. TRANSFER TAXES. Nextel will pay all transfer taxes, if any, applicable to the exchange of Outstanding Notes in the Exchange Offer. However, transfer taxes will be payable by you (or by the tendering Holder if you are signing this letter on behalf of a tendering Holder) if:

     - certificates representing Exchange Notes or notes issued to replace any Outstanding Notes not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, a person other than the registered Holder;

     - tendered Outstanding Notes are registered in the name of any person other than the person signing this letter of transmittal; or

     - a transfer tax is imposed for any reason other than the exchange of Outstanding Notes according to the Exchange Offer. If satisfactory evidence of the payment of those taxes or an exemption from payment is not submitted with this letter of transmittal, the amount of those transfer taxes will be billed directly to the tendering Holder. Until those transfer taxes are paid, Nextel will not be required to deliver any Exchange Notes required to be delivered to, or at the direction of, such tendering Holder.

     Except as provided in this Instruction 6, it is not necessary for transfer tax stamps to be attached to the Outstanding Notes listed in this letter of transmittal.

     7. FORM W-9. You must provide the exchange agent with a correct Taxpayer Identification Number ("TIN") for the Holder on the enclosed Form W-9. If the Holder is an individual, the TIN is his or her social security number. If you do not provide the required information on the Form W-9, you may be subject to 31% Federal income tax withholding on certain payments made to the Holders of Exchange Notes. Certain Holders, such as corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements. For additional information, please read the enclosed Guidelines for Certification of TIN on Substitute Form W-9. To prove to the exchange agent that a foreign individual qualifies as an exempt Holder, the foreign individual must submit a Form W-8, Form W-8 BEN or other similar statement, signed under penalties of perjury, certifying as to that individual's exempt status. You can obtain the appropriate form from the exchange agent.

     8. WAIVER OF CONDITIONS. Nextel may choose, at any time and for any reason, to amend, waive or modify certain of the conditions to the Exchange Offer. The conditions applicable to tenders of Outstanding Notes in the Exchange Offer are described in the prospectus under the heading "V.E. The Exchange
Offer -- Conditions."

     9. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES. If your Outstanding Notes have been mutilated, lost, stolen or destroyed, you should contact the exchange agent at the address listed on the cover page of this document for further instructions.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. If you have questions, need assistance, or would like to receive additional copies of the prospectus or this letter of transmittal, you should contact the exchange agent at the address listed in the prospectus. You may also contact your broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GUIDE THE PAYER.-- Social Security Numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

-----------------------------------------------------------
                                            GIVE THE
                                        SOCIAL SECURITY
     FOR THIS TYPE OF ACCOUNT:            NUMBER OF--
-----------------------------------------------------------
 1.  An individual's account.        The individual
 2.  Two or more individuals         The actual owner of
     (joint account)                 the account or, if
                                     combined funds, the
                                     first individual on
                                     the account(1)
 3.  Custodian account of a minor    The minor(2)
     (Uniform Gift to Minors Act)
 4.  a. The usual revocable savings  The grantor-trustee
       trust account (grantor is     (1)
       also trustee)
     b. So-called trust account      The actual owner(1)
       that is not a legal or valid
       trust under State law
 5.  Sole proprietorship account     The owner(3)

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                                       GIVE THE EMPLOYER
                                         IDENTIFICATION
     FOR THIS TYPE OF ACCOUNT:            NUMBER OF--
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 6.  A valid trust, estate, or       The legal entity (Do
     pension trust                   not furnish the
                                     identifying number of
                                     the personal
                                     representative or
                                     trustee unless the
                                     legal entity itself is
                                     not designated in the
                                     account title.)(4)
 7.  Corporate account               The corporation
 8.  Religious, charitable, or       The organization
     educational organization
     account
 9.  Partnership                     The partnership
10.  Association, club or other      The organization
     tax-exempt organization
11.  A broker or registered nominee  The broker or nominee
12.  Account with the Department of  The public entity
     Agriculture in the name of a
     public entity (such as a State
     or local government, school
     district, or prison) that
     receives agricultural program
     payments
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(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's Social Security Number.
(3) Show the name of the owner. You may also enter your business name. You may use your Social Security Number or Employer Identification Number.
(4) List first and circle the name of the legal trust, estate, or pension trust.

     NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER
If you don't have a Taxpayer Identification Number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on broker transactions include the following:
  - A corporation.
  - A financial institution.
  - An organization exempt from tax under Section 501(a), an individual retirement plan, or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any agency or instrumentality thereof.
  - A dealer in securities or commodities required to be registered in the United States, the District of Columbia, or a possession of the United States.
  - A real estate investment trust.
  - A futures commissions merchant registered with the Commodity Futures Trading Commission.
  - A common trust fund operated by a bank under Section 584(a).
  - An entity registered at all times under the Investment Company Act of 1940.
  - A foreign central bank of issue.
  - A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker.
  Payments of dividends not generally subject to backup withholding include the following:
  - Payments to nonresident aliens subject to withholding under Section 1441.
  - Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.
  - Payments of patronage dividends where the amount received is not paid in money.
  - Payments made by certain foreign organizations.
  - Payments described in Section 404(k) made by an employee stock ownership plan.
  Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct Taxpayer Identification Number to the payer.
  - Payments of tax-exempt interest (including tax-exempt interest dividends under Section 852).
  - Payments described in Section 6049(b)(5) to nonresident aliens.
  - Payments on tax-free covenant bonds under Section 1451.
  - Payments made by certain foreign organizations.
  - Payments of mortgage interest to you.
  Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

    PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest, or other payments to give Taxpayer Identification Numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a Taxpayer Identification Number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your Taxpayer Identification Number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                             CONSULTANT OR THE IRS.

                         (DO NOT WRITE IN SPACE BELOW)

           CERTIFICATE                     OUTSTANDING NOTES                  OUTSTANDING NOTES
           SURRENDERED                         TENDERED                           ACCEPTED

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